                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                               AVAYA INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

Attached hereto as Appendix A is an insert that, on or about January 23, 2002, will be mailed with a form of proxy (filed on Schedule 14A with the Securities and Exchange Commission on January 8, 2002) to certain employees of Avaya Inc. ("Avaya") that hold shares of Avaya common stock through an Avaya savings plan or in an Avaya employee stock purchase plan account (the "Employee Shareholders").

Attached hereto as Appendix B is the text of an email that, on or about January 23, 2002, will be sent by Avaya to the Employee Shareholders.

Attached hereto as Appendix C is a Form 8-K which was filed with the Securities and Exchange Commission on January 18, 2002.

                                                                      APPENDIX A


[AVAYA LOGO]

DEAR AVAYA INC. EMPLOYEE SHAREHOLDER:

You have received this mailing because (1) you are a U.S.-based employee of Avaya Inc. ("Avaya") who owns shares of Avaya common stock through an Avaya savings plan or in an Avaya employee stock purchase plan account and (2) you have an active Avaya e-mail address. In that regard, you have not been sent copies of either the 2001 Annual Report or the proxy statement to be used in connection with the 2002 Annual Meeting. Instead you can view each of those documents through the following Internet address:
HTTP://INVESTORS.AVAYA.COM/FINANCIALS.

If you would like to receive a copy of the 2001 Annual Report or the proxy statement to be used in connection with the 2002 Annual Meeting, go to HTTP://INVESTORS.AVAYA.COM, choose the "Site Map" link and then choose the "Request Information" link under the heading "Contact IR" at the bottom of the Site Map page. You may also call toll-free 1-866-22-AVAYA.

                                                                      APPENDIX B


"On February 26, 2002, Avaya Inc. will be conducting its 2002 Annual Meeting of Shareholders. You have received this email because, as of December 31, 2001, you held shares of Avaya common stock in one or more of the following Avaya plans: the Savings Plan, the Savings Plan for Salaried Employees, the Savings Plan for the Variable Workforce and the Employee Stock Purchase Plan.

You will be receiving in the mail a proxy card and instructions to register your votes for the 2002 Annual Meeting. The 2001 Annual Report and the proxy statement to be used in connection with the proxy card are available online for your review. To access the documents, you can click on the following link:
HTTP://INVESTORS.AVAYA.COM/FINANCIALS.

If you would like to receive a copy of the 2001 Annual Report or the proxy statement for the 2002 Annual Meeting, please click on the following link and follow the instructions that are provided:
HTTP://WWW.CORPORATE-IR.NET/IREYE/IR_SITE.ZHTML?TICKER=AV&SCRIPT=2300. You
may also call toll-free 1-866-22-AVAYA."

                                                                      APPENDIX C


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2002


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


              Delaware                 1-15951           22-3713430
     (State or other jurisdiction    (Commission        (IRS Employer
          of incorporation)          File Number)     Identification No.)


                 211 Mount Airy Road
                 Basking Ridge, NJ                          07920
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000

ITEM 5. OTHER EVENTS

         On January 9, 2002, a complaint was filed in the Court of Chancery of the State of Delaware against Avaya Inc., a Delaware corporation (the "Company"), seeking to enjoin the Company from effectuating a reverse stock split followed by a forward stock split described in the Company's proxy statement for its 2002 Annual Meeting of Shareholders to be held on February 26, 2002 (the "Meeting"). At the Meeting, the Company is seeking the approval of its shareholders of each of three alternative transactions:

         o a reverse 1-for-30 stock split followed immediately by a forward 30-for-1 stock split of the Company's common stock;

         o a reverse 1-for-40 stock split followed immediately by a forward 40-for-1 stock split of the Company's common stock; and

         o a reverse 1-for-50 stock split followed immediately by a forward 50-for-1 stock split of the Company's common stock.

         The complaint alleges, among other things, that the manner in which the Company plans to implement the transactions, as described in its proxy statement, violates certain aspects of Delaware law with regard to the treatment of fractional shares and that the description of the proposed transactions in the proxy statement is misleading to the extent it reflects such violations. The action purports to be a class action on behalf of all holders of less than 50 shares of the Company's common stock. The plaintiff is seeking, among other things, damages as well as injunctive relief enjoining the Company from effecting the transactions and requiring the Company to make corrective, supplemental disclosure. Although the transactions will be submitted to the Company's shareholders for approval at the Meeting, this matter is in the early stages and there can be no assurance that this lawsuit will not impair the ability of the Company to implement any of the transactions upon obtaining such approval.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVAYA INC.


Date: January 17, 2002                      By:  /s/ PAMELA F. CRAVEN
                                                --------------------------------
                                                Name: Pamela F. Craven
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary